                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                                       ON

                                   FORM 8-K/A

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)                FEBRUARY 1, 1999
                                                        -----------------------


                             MTR GAMING GROUP, INC.
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        33-22521                                             84-1103135
----------------------                      ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                   STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
                   -------------------------------------------
                    (Address of principal executive offices)

                                      26034
                                  ------------
                                   (Zip Code)


Registrant's Telephone Number, Including Area Code:            (304) 387-5712
                                                               ---------------
                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      EXHIBITS.

         Exhibit 16.1. Letter of Corbin & Wertz dated February 4, 1999 to the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MTR GAMING GROUP, INC.


                                             By: /s/ EDSON R. ARNEAULT
                                                -------------------------------
                                                  Edson R. Arneault, President

Date:  February 9, 1999

                                            2